UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2016

CAPRICOR THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8840 Wilshire Blvd., 2nd Floor

Beverly Hills, CA 90211

(Address of Principal Executive Offices) (Zip Code)

(310) 358-3200

Registrant’s telephone number, including area code

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 21, 2016, Capricor Therapeutics, Inc. (the “Company”) issued a press release announcing the closing of its previously announced public offering (the “Underwritten Offering”) of shares of its common stock, including the full exercise of the underwriters’ option to purchase additional shares of the Company’s common stock, and the closing of its previously announced registered direct offering (the “Direct Offering” and together with the Underwritten Offering, the “Offerings”). In the Offerings, the Company sold an aggregate of 3,403,125 shares of its common stock at an offering price of $3.20 per share. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	Press Release, dated September 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2016	CAPRICOR THERAPEUTICS, INC.

	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated September 21, 2016.